UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2020 (July 1, 2020)
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Twin River Worldwide Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38850		20-0904604
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

100 Westminster Street	Providence,	RI	02903
(Address of principal executive offices)			(Zip Code)
(401) 475-8474
(Registrant’s telephone number, including area code)
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Not Applicable
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	TRWH	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
              Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Introductory Note
On July 1, 2020, Twin River Worldwide Holdings, Inc. (the “Company”) acquired all of the outstanding equity securities of IOC-Kansas City, Inc. (subsequently rebranded "Casino KC") and Rainbow Casino-Vicksburg Partnership, L.P. (subsequently rebranded "Casino Vicksburg") from Eldorado Resorts, Inc. for an aggregate purchase price of $230,000,000 in cash, subject to certain customary post-closing adjustments.
On July 2, 2020, the Company filed a Current Report on Form 8-K (the “Initial 8-K”) with the Securities and Exchange Commission (the “SEC”) disclosing that it had closed the acquisition and that the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K would each be filed by amendment no later than 71 days after the Initial 8-K filing. This Amendment No. 1 (this “Amendment”) amends the Initial 8-K to file the required financial statements and pro forma financial information.
This Amendment should be read in conjunction with the Initial 8-K and the Company’s other filings with the SEC. Except as stated herein, this Amendment does not reflect events occurring after the filing of the Initial 8-K with the SEC on July 2, 2020 and no attempt has been made in this Amendment to modify or update other information as disclosed in the Initial 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets.
As previously disclosed, on July 10, 2019, Twin River Worldwide Holdings, Inc., a Delaware corporation (the “Company”) entered into an Equity Purchase Agreement (the “Purchase Agreement”) by and among Eldorado Resorts, Inc., a Nevada corporation (“ERI”), Isle of Capri Casinos LLC, a Delaware limited liability company, IOC-Vicksburg, Inc., a Delaware corporation, IOC-Vicksburg, L.L.C., a Delaware limited liability company, Rainbow Casino Vicksburg Partnership, L.P., a Mississippi limited partnership (“Rainbow”) and IOC-Kansas City, Inc., a Missouri corporation (“IOC Kansas City”) (each of Rainbow and IOC Kansas City an “Acquired Company”), Twin River Management Group, Inc., a Delaware corporation (“TRMG”), Premier Entertainment Vicksburg, LLC, a Delaware limited liability company and wholly owned subsidiary of TRMG (“Buyer Sub”) (each of TRMG and Buyer Sub a “Buyer” and collectively the “Buyers”). Pursuant to the terms of the Purchase Agreement, the Buyers agreed to acquire all of the outstanding equity securities of the Acquired Companies (the “Transaction”) for an aggregate purchase price of $230,000,000 in cash, subject to certain customary post-closing adjustments.
On July 1, 2020, the Transaction was consummated in accordance with the terms of the Purchase Agreement. In connection with the consummation of the Transaction, the Company acquired the operations and real estate of Isle of Capri Casino Kansas City in Kansas City, Missouri and Lady Luck Casino Vicksburg in Vicksburg, Mississippi.
A copy of the Purchase Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement.
As previously announced, on April 24, 2020, the Company and ERI and certain of their affiliates also entered into an equity purchase agreement by which the Company agreed to purchase ERI’s Eldorado Shreveport Resort and Casino and Lake Tahoe MontBleu Resort Casino & Spa. This separate transaction is expected to close in the first half of 2021, subject to the satisfaction of customary closing conditions.

Item 7.01 Regulation FD.

On July 2, 2020, the Company published a press release announcing the consummation of the Transaction. A copy of the press release is furnished as Exhibit 99.1.

Cautionary Note on Forward-Looking Statements

Any statements in this Current Report on Form 8-K about future expectations, plans and prospects for the Company, including statements about the proposed purchases of Eldorado Shreveport and Lake Tahoe MontBleu casinos constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various risks and uncertainties including, but not limited to: future actions, new projects, strategies, future performance, the outcomes of contingencies, future financial results and uncertainties related to COVID-19. In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Company’s views as of the date hereof and subsequent events and developments could cause the Company’s views to change. The Company disclaims any intent or obligation to publicly update or revise any such forward-looking statements to reflect any change in the Company’s expectations or future events, conditions or circumstances on which any such forward-looking statements may be based, or that may affect the likelihood that actual results may differ from those set forth in such forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(a)Financial Statements of business acquired.

The audited combined financial statements of IOC Kansas City and Rainbow as of and for the year ended December 31, 2019 and the notes related thereto are filed as Exhibit 99.2 hereto.

The unaudited combined financial statements of IOC Kansas City and Rainbow as of and for the three months ended March 31, 2020 and the notes related thereto are filed as Exhibit 99.3 hereto.

(b)Pro forma financial information.

The unaudited pro forma combined balance sheet of the Company as of March 31, 2020 and the unaudited pro forma combined statements of income of the Company for the year ended December 31, 2019 and the three months ended March 31, 2020, in each case giving pro forma effect to the Company's acquisition of all outstanding equity securities of IOC Kansas City and Rainbow, and the notes related thereto are filed as Exhibit 99.4 hereto and are incorporated herein by reference.

(d)Exhibits.
The following exhibits are filed herewith:

Exhibit No.	Description
2.1*
Equity Purchase Agreement dated as of July 10, 2019, by and among Isle of Capri Casinos LLC, IOC-Vicksburg, Inc. and IOC-Vicksburg, L.L.C., Rainbow Casino Vicksburg Partnership, L.P., IOC-Kansas City, Inc., Twin River Management Group, Inc., Premier Entertainment Vicksburg, LLC, and, solely for purposes of Section 1.5, Section 4.17, Section 4.21, Section 4.22 and Section 8.19, Eldorado Resorts, Inc., and solely for purposes of Section 1.5 and Section 8.20, Twin River Worldwide Holdings. Inc.

23.1**	ConsenConsent of Ernst & Young LLP, dated September 14, 2020
99.1*	Press Release dated July 2, 2020
99.2**	Audited Combined Financial Statements of IOC-Kansas City, Inc. and Rainbow Casino-Vicksburg Partnership, L.P. as of and for the year ended December 31, 2019 and the notes related thereto
99.3**	Unaudited Combined Financial Statements of IOC-Kansas City, Inc. and Rainbow Casino-Vicksburg Partnership, L.P. as of and for the three months ended March 31, 2020 and the notes related thereto
99.4**
Unaudited Pro Forma Combined Balance Sheet of Twin River Worldwide Holdings, Inc. as of March 31, 2020 and Unaudited Pro Forma Combined Statements of Income of Twin River Worldwide Holdings, Inc. for the year ended December 31, 2019 and the three months ended March 31, 2020, in each case giving pro forma effect to the Company’s acquisition of all the outstanding equity securities of IOC-Kansas City, Inc. and Rainbow Casino-Vicksburg Partnership, L.P. and the notes related thereto

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* Previously filed.
** Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWIN RIVER WORLDWIDE HOLDINGS, INC.
By:	/s/ Stephen H. Capp
Name:	Stephen H. Capp
Title:	Executive Vice President and Chief Financial Officer

Date: September 14, 2020